SUPPLEMENT TO THE PROSPECTUS
                                       OF
                         KEYSTONE STRATEGIC INCOME FUND
                                  (the "Fund")

         The section of the prospectus entitled "Portfolio Manager" under "Fund Management and Expenses" is hereby supplemented to reflect the following:

         Richard A. Wisentaner manages the international portion of the Fund's portfolio. Mr. Wisentaner joined Keystone Investment Management Company in 1994. He is a Vice President and portfolio manager and has more than six years of experience in fixed income research and analysis.

February 3, 1997